                                      AGREEMENT


     THIS AGREEMENT by and between TEXAS 16 CELLULAR TELEPHONE COMPANY, INC., a Texas corporation ("Assignor"), and DOBSON CELLULAR OF TEXAS, INC., an Oklahoma corporation ("Assignee"), is effective as of the 23 day of January 1997.



                                 W I T N E S S E T H:


     WHEREAS, Assignor and Cellular One Group ("Licensor") have entered into a Cellular One License Agreement effective as of April 2, 1997 (the "License Agreement"), whereby Licensor granted Assignor certain rights to use the Cellular-R- mark and certain related marks in the TEXAS 16 - BURLESON, 667A Rural Service Areas (the "Market") recognized and defined by the Federal Communications Commission ("FCC");

     WHEREAS, the FCC authorization for the Market, has been assigned from Assignor to Assignee, and the FCC has consented to assignment; and

     WHEREAS, both Licensee and Assignee desire to have Assignee continue as a licensee under the License Agreement;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Assignor hereby transfers and assigns to Assignee its right, tide, and interest in, to, and under the License Agreement. Assignee hereby assumes and agrees to perform all liabilities, responsibilities, and obligations of Assignee under the License Agreement that arise or accrue from the License Agreement after the date hereof. Further, Assignee shall remain subject to any and all limitations, qualifications and disabilities contained in the License Agreement and/or resulting from the application of any of the provisions thereof (including the existence of any default or any event or circumstance which but for the lapse of time would constitute a default, or the existence of probation status pursuant to Section XI.E. of the License Agreement), all of which limitations, qualifications and disabilities shall continue unaffected by virtue of this Agreement. Upon Assignee's execution hereof, Assignee shall pay to Licensor, in accordance with Licensor's invoice, the customary fee then charged by Licensor in connection with such assignment.


     2. Assignee hereby agrees to continue to comply fully with the License Agreement and all of the terms and provisions thereof. The information regarding Assignee set forth on Exhibit A attached hereto is hereby substituted for the comparable information regarding Assignor set forth in the License Agreement.

     3. Nothing in this Agreement shall affect the obligations of Licensor and Assignor, if any, under the License Agreements prior to the effective date of this Agreement.

     4. Assignee hereby expressly acknowledge and agrees that the provisions of Section III.C. of the License Agreement, which provide for an advisory customer survey during the first year of a licensee's operation, are not intended to afford Assignee an additional advisory survey as a result of this assignment.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives, to be effective as of the date first above written.



TEXAS 16 CELLULAR TELEPHONE COMPANY, INC.


By: /s/ Arnold C. Leong
   ----------------------------------

Name: Arnold C. Leong
     --------------------------------

Title:  President
      -------------------------------



DOBSON CELLULAR OF TEXAS, INC.


By: /s/ G. Edward Evans
   ----------------------------------

Name: G. Edward Evans
     --------------------------------

Title:  President
      -------------------------------



ACCEPTED AND AGREED TO:

CELLULAR ONE GROUP

By:
   ----------------------------------
     RICHARD J. LYONS
     PRESIDENT

                                      EXHIBIT A



Primary Contact in Ordinary
CODE OF BUSINESS:

NAME_______________________________

TITLE______________________________

COMPANY____________________________

ADDRESS____________________________

CITY/STATE/ZIP_____________________

PHONE______________________________

FAX________________________________



CONTACT FOR NOTICE PURPOSES:

NAME_______________________________

TITLE______________________________

COMPANY____________________________

ADDRESS____________________________

CITY/STATE/ZIP_____________________

PHONE______________________________

FAX________________________________

CONTACT FOR BILLING PURPOSES.

NAME_______________________________

TITLE______________________________

COMPANY____________________________

ADDRESS____________________________

CITY/STATE/ZIP_____________________

PHONE_______________________________

FAX________________________